Significant Components of Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Net operating loss carryforwards	$ 11,385	$ 13,079
Share-based compensation	292	324
Investments	131	145
Lease right-of-use assets	6	4
Intangible assets and goodwill		1
Other	66	54
Deferred Tax Assets, Gross, Total	11,880	13,607
Less: valuation allowance	$ (11,880)	$ (13,607)	$ (13,046)	$ (12,732)